                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 17, 1998



                             BUSH INDUSTRIES, INC.
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                   1-8884                 16-0837346
------------------------------------------------------------------------------
(State or other                     (Commission File           (I.R.S. Employer
 jurisdiction                            Number)                Identification
 of incorporation)                                               No.)



                                One Mason Drive
                                 P.O. Box 460
                        Jamestown, New York 14702-0460
-------------------------------------------------------------------------------
                   (Address of principal executive offices)



Registrant's telephone number, including area code: (716) 665-2000



                                      N/A
       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events.

     Bush Industries, Inc. (the "Registrant"), entered into an amendment (the "First Amendment"), dated as of August 17, 1998, to that certain Credit and Guarantee Agreement (the "Credit Agreement"), with The Chase Manhattan Bank, as administrative agent and as a lender, Mellon Bank, N.A., as co-agent and as a lender, and certain other banks. Pursuant to the terms of the First Amendment, the Credit Agreement was modified to increase the amount of money that the Registrant can borrow from an aggregate $155,000,000 to an aggregate $175,000,000.

     In addition, in accordance with the First Amendment, the term of the Credit Agreement was extended until June 30, 2003. Certain covenants were also amended pursuant to the terms of the First Amendment, and the Credit Agreement was modified to permit borrowings under the anticipated single currency of participating member states of the European Union.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          10.1 First Amendment, dated August 17, 1998, to the Credit and Guarantee Agreement dated as of June 26, 1997.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BUSH INDUSTRIES, INC.


                              By: /s/ Robert L. Ayres
                                 --------------------------------
Date : September 10, 1998        Robert L. Ayres,
                                 Executive Vice President,
                                 Chief Operating Officer
                                 and Chief Financial Officer




                                       3